Income Taxes - Schedule of Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred tax asset
Amortization	$ 1
Stock-based compensation	1,226
Research and development credit	3
Startup costs		$ 13
Net operating loss	1,785
Total deferred income tax assets	3,015	13
Net deferred income tax assets	3,015	13
Valuation allowance	(3,015)	(13)
Deferred tax asset, net of allowance	$ 0	$ 0